Exhibit 99.1

Cor p orate Overview N A SD A Q: ABVC 2023

This presentation contains summary information about ABVC BioPharma, Inc . (“ABVC”) as of the date hereof . The information in this presentation is of general background and contains an overview and summary of certain data selected by the management of ABVC . It does not purport to be complete . This presentation is not a prospectus, disclosure document or offering document under the law of any jurisdiction . It is for informational purposes only . This presentation is not investment or financial product advice (nor tax, accounting or legal advice) and is not intended to be used for the basis of making an investment decision . A recipient must make their own independent investigations, consideration and evaluation of ABVC and the offer and ABVC recommends that investors should obtain their own professional advice before making any investment decisions in the company . This investor presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No registered offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 , as amended . This document has been prepared based on information available at the time of presentation . No representation or warranty, express or implied, is made as to the fairness, accuracy or completeness of the information, opinions and conclusions contained in this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . While reasonable care has been taken to ensure that facts stated in this presentation are accurate and/or that the opinions expressed are fair and reasonable, no reliance can be placed for any purpose whatsoever on the information contained in this document or its completeness . To the maximum extent permitted by law, neither ABVC nor their respective officers, directors, employees, advisors and agents, nor any other person, accepts any liability as to or in relation to the accuracy or completeness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . Some of the statements appearing in this presentation are in the nature of forward looking statements . You should be aware that such statements are predictions based on assumptions, and are subject to inherent risks and uncertainties . Those risks and uncertainties include factors and risks specific to the industry in which ABVC operates as well as general economic conditions, prevailing exchange rates and interest rates and conditions in the financial markets and other factors that are in some cases beyond ABVC's control . As a result, any or all of the ABVC’s forward - looking statements in this presentation may turn out to be inaccurate . Except as required by law, we are under no duty to update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation . These forward - looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward - looking statements for any reason . 2 F o rward L o oking Statemen t s

ABVC BioPharma Highlights

ABVC BIOPHARMA

Cash-Efficient Development

We partner with World-Class Research Institutions to in-license promising compounds and devices that have completed preclinical and Phase I or Phase II studies

2023 Clinical Catalysts

Vitargus	*Phase II expected to be completed by 1H 2024*
ABV-1504	*Completed Phase IIb in Q1 2023; initiating end of Phase II meeting with the FDA*
ABV-1505	*Phase IIb expected to be completed by the end of 2023*

Robust & Diverse Therapeutic Pipeline

Advancing a pipeline of medical devices in ophthalmology & botanical-based therapeutics for psychiatric disorders and various cancers

Addressing Large Patient Populations & Markets

Addressing over 20 million patients across multiple indications representing over $20B in market opportunities

3

Outcomes cannot be guaranteed; Past results are not guarantees of future results

ABVC BioPharma Business Model

ABVC BIOPHARMA

Discovery

- ✓ Identify promising drugs or medical devices that have successfully completed preclinical studies and/or Phase I safety studies at world-renowned research institutions
- ✓ In-license compounds and devices of interest to further develop

Translation

- ✓ Conduct Phase I and Phase II clinical studies to demonstrate safety and efficacy profiles

Commercialization

- ✓ Upon successful completion of Phase II trials, ABVC seeks to out-license or sell the asset to a large pharmaceutical company
- ✓ Earn royalties from licensing transactions

Our Clinical Study Partners:

UCSF University of California San Francisco

Stanford University

Cedars-Sinai

Sydney Hospital & Sydney Eye Hospital

Memorial Sloan Kettering Cancer Center

4

Outcomes cannot be guaranteed; Past results are not guarantees of future results

Leadership Team

ABVC BIOPHARMA

Management



Howard Doong, MD, PhD
Chief Executive Officer

University of Maryland School of Medicine
NIH National Cancer Institute
LifeCode 來富可得生物科技 To Save Human Life



Chi-Hsin Richard King, PhD
Chief Scientific Officer

TaiGen Biotechnology 太景生物科技
AMRI Albany Molecular Research Inc.



Leeds Chow
Chief Financial Officer

OPUS CAPITAL
ALBECK



T. S. Jiang, PhD
Chief Strategy Officer

懷特生技新藥(股)公司 PhytoHealth Corporation
AmCad BioMed

Scientific Advisory Board



Yih-Shiou Hwang, MD, PhD

Chang Gung Memorial Hospital International Medical Center
IOIS International Ocular Inflammation Society



Maurizio Fava, PhD

Massachusetts General Hospital Research Institute
Harvard Medical School Department of Psychiatry



Susanna Cunningham-Rundles, PhD

Weill Cornell Medicine
Memorial Sloan Kettering Cancer Center



Thomas Laughren, PhD

Massachusetts General Hospital Clinical Trials Network and Institute
FDA Center for Drug Evaluation and Research



Keith McBurnett, PhD

UCSF School of Medicine

5

Clinical P a rtners P h ase III Pha s e II Pha s e I Preclinical Indication Program Vitreous Replacement Vitargus® (ABV - 1701) Ophthalmology Med i c al Devi ce Major Depressive Disorder (MDD) ABV - 1504 Psyc h iatric Disor d ers New Drugs Attention - Defici t /H y pe r ac t ivi t y Disorder (ADHD) ABV - 1505 Depression in Cancer Patients ABV - 1601 Triple Negative Breast Cancer (TNBC) ABV - 1501 Non - Small Cell Lung Cancer (NSCLC) ABV - 1519 Oncology Myelodysplastic Syndrome (MDS) ABV - 1702 6 Pancreatic Cancer (combination therapy) ABV - 1703 Ro b ust & D ive r se P ipeline

Vitargus® for Retinal Detachment & Vitreous Hemorrhage



Retina
Vitreous Humor

Healthy Eye



Subretinal Fluid
Detached Retina
Vitreous Humor

Detached Retina

- Macular Hole
- Macular Pucker



Retina
Posterior Vitreous Detachment
Vitreous Hemorrhage
Vitreous Humor

Vitreous Hemorrhage

- Diabetic Retinopathy
- Retinal Vein Occlusion
- Vitreous Body Injury

Vitrectomy Surgery

Vitargus® *is a Vitreous substitute that could potentially be used in retinal detachment and vitreous hemorrhage surgeries to accelerate healing and eliminate the need for a second surgery*

7

Vitargus®: Solving an Unmet Need

ABVC BIOPHARMA

Key Takeaways

- Vitreous is a gel-like substance that helps the eye maintain a round shape and keeps the retina in place during and after retinal re-attachment surgery.
- **Current Vitreous substitutes** (Air, Silicone oil, Octafluoro-propane, Sulfur hexafluoride) **have disadvantages**[2, 3,4] that often lead to medical complications and additional surgeries
- **Leveraging Vitargus®, the patient does not need to remain in a face-down position and has improved visual acuity, as demonstrated in clinical trials**

1 Functions of Vitreous Substitute

- Fill up the vacant space after vitrectomy to maintain the eye shape
- Provide retina support for preventing re-detachment

2 Current Short-term Vitreous Substitutes

- Air, Octafluoropropane(C_3F_8) or Sulfur hexafluoride(SF_6)
- Readily absorbed
- **Maintaining face-down position (a week)**
- Retinal re-detachment easily

3 Current Long-term Vitreous Substitutes

- Silicone oil, Perfluoron™
- Emulsification
- **Requires a second surgery to remove**
- **Long-term implant complications**

15% of retinal re-attachment surgeries fail with silicone oil[1]

8

1. National Library of Medicine
2. Vitreous Substitutes: Old and New Materials in Vitreoretinal Surgery
3. Current Situation and Challenges in Vitreous Substitutes
4. Expert Reviews: Vitreous Substitutes

9 The U.S. remains the largest market, however, the demand in Asia - Pacific represents the fastest growing market 4 ABVC plans to develop and commercialize Vitargus® in Asia and Europe prior to seeking FDA approval Vitargus® Total Addressable Market ~225,00 0 v i trect o m i e s are p erfo r m e d an n ua l ly in the U.S. a l on e 1 1. Vanderbilt University: Prospective Retinal and Optic Nerve Vitrectomy Evaluation Study 3. Grayline Medica l ; Medex Supply ; Serfinity Medica l 2. JAMA Ophthalmology 4. Mordor Intelligence: Vitreoretinal Survery Devices Market Size and Share Analysis $228 0 cos t of P e r f luor on Ki t 3 (sold by Alcon Labs and distributors) ~$500M+ Annual Market Reimbursed indication growth 1, 2 ~900k patients with diabetic retinopathy in the U.S. have “vision - threatening” retinopathy but are not eligible for vitrectomy surgery due to age, coverage, and various other factors

10 Vitargus® for Retinal Detachment & Vitreous Hemorrhage Aqueous formulation for ocular injection; Gelation within 3 minutes at body temperature & removes need to lie face down Raw material is hyaluronic acid, a natural substance in the body Si l i c one Oil /Perfluoron Air /Gas Vitargus® F a ce up p osi t ion i n g 1 - da y v i s ion recovery Does n o t re q u i re 2 nd surgery Vitargus® Advantages: Best - in - Class Hydrogel Vitreous Substitute Biodegradable substance eliminates the need for second surgery Does not cause high intraocular pressure (low thermal expansion coefficient) No side effects to retinal tissue and vision recovery seen to date 1 2 3 4 5 Vitargus® is believed to be superior to current vitreous substitutes by reducing patient discomfort and need for second surgery while enabling a quick recovery Results are based on internal clinical trials only; not verified by third parties

11 Vitargus®: Completed First in Hum a n Feasi b ili t y Stud y 1 Key Takeaways • V i t a rgus® wa s w e l l - t o l e ra t e d w i t h n o apparent toxicity to ocular tissues • A s t at i s t i c a l l y s i g n i fi c a n t i mpr o v e me n t from b a sel i ne i n b est corrected visual acuity (BCVA) • The optical properties of Vitargus® allowed the patients to see well and facilitated visualization of the fundus immediately following surgery. • Vitargus® sets as a stable semisolid gel adhering to the retina and ma i n t a i n s i t s po s i t i o n w i t h o u t t h e nee d of face - d o w n p o s i t i o ning. 1 . 3 7 0.47 1 . 4 3 0.68 1 . 3 4 0.3 8 0. 0 0 . 2 0. 4 0 . 6 0. 8 1 . 0 1 . 2 1 . 4 1 . 6 M e a n Best Correc t ed V isu a l Acu i ty (LogMAR) Tim e Significant BCVA Improvement Over 4 Months (n=11) Retinal Detachement & Vitreous Hemorrhage Ret i n a l D e t a c h em en t ( n = 4 ) V i t r e o u s He m orrh ag e ( n = 7 ) Best Corrected Visual Acuity (BVCA) is the standard to assess visual acuity, or ‘sharpness of vision’ measured by the ability to perceive letters and numbers. The lower score indicates the ability to read further down the ETDRS Chart. 1. Retina 2019, Section IX: First - time Results of Clinical Trials, page 64 E T D R S : E a rl y Tre a t m e nt D i a b e t i c R e t i no p a t hy S t udy Outcomes cannot be guaranteed; Past results are not guarantees of future results

12 Vitargus® Ph a se II Cl i nical Study Initiated in March 2023, expected to be completed 1H 2024 1 • Uncomplicated retinal detachment, defined as the first instance of a small macular hole and retinal tears . • Diagnosis of vitreous hemorrhage that requires vitrectomy surgery. • BCVA (Best Corrected Visual Acuity) of 2 0/ 40 t o 2 0/ 2 00 0 . • Able to provide written informed consent, attend all scheduled visits, and comply with all study procedures. K ey I nc l u s io n Cri t eria To a ss e s s t h e s afety and effec t i vene s s of t he A B V - 17 01 O E when compared to the SF 6 Gas OE. Primary Endpoint 1. E ff i c a c y for re t i na l a tt a c hment repair 2. Hydrogel degradation at day 90 3. Best Corrected Visual Acuity (BCVA) post Vitrectomy Ke y S e c o n d a r y End p o in t s Act i v e Com p a r a t o r Ar m (n=20) Enr ol l ing 20 p a t i e nt s t o r e ce i v e S F 6 Gas OE in conjunction with a Vitrectomy Multi - center, randomized open - label n=40 Act i v e V i t a r g us ® Ar m (n=20) Enr ol l ing 20 p a t i e nt s t o r e ce i v e Vi t argus ® in conjunction with a Vitrectomy The unique properties of Vitargus® hold promise for its use following a vitrectomy. 2 - An d r e w Ch a n g , M B S S , P hD American Academy of Ophthalmology (AAO) 2019, San Francisco 1. C li n i c a l t ri a l s. g o v ( NCT0 5 4 1 474 7 ) 2. Retina 2019, Section IX: First - time Results of Clinical Trials, page 64

Botanical-Based Pipeline for Psychiatric Disorders

ABVC BIOPHARMA

Developing a suite of botanical-based assets to combat rising addiction

	ABV-1504 *Major Depression Disorder (MDD)*	ABV-1505 *Attention-Deficit/Hyperactivity Disorder (ADHD)*	ABV-1601 *Depression in Cancer Patients*
Clinical Status	**Phase II completed**	**Phase IIa completed, Phase IIb in progress**	**Phase I initiated**
Safety	**No SAE's directly from the drug have been reported**	**No SAE's directly from the drug have been reported**	**No SAE's directly from the drug have been reported**
U.S. Addressable Patient Population	**~9 million adults** (medication-treated MDD[1])	**~11 million adults**[5]	~1.9 million newly diagnosed cancer patients / year[6] **(~247k w/ depression[7])**
U.S. Market Size	**~$12.4 billion**[2]	**~$10 billion**[3,4]	**~$342 million annually**[2]

13

1. National Library of Medicine: Major Depressive Disorder (MDD) Prevalence
2 National Library of Medicine: MDD Drug Cost Comparison
3. ADHD Statistics and Facts
4. SingleCare: 2022 ADHD Medication Costs
5. Attention Deficit Disorder Association: ADHD Facts
6. American Cancer Society: Cancer Facts & Figures 2022
7. National Library of Medicine: Prevalence of Depression in Cancer Patients

ABV-1504: Innovative Botanical Asset for MDD

ABVC BIOPHARMA

IP-Protected Process

1. *Raw Materials (dry roots of Yuan Zhi)*
2. *Extraction*
3. *Purification*
4. *Isolation*
5. *Encapsulation*

No methylation process required

ABV-1504 Summary Highlights

- ABV-1504 (PDC-1421 capsule) is a single-herb botanical drug extract from the dry root of *Polygala tenuifolia* Willd
- **Safety assessment:** Demonstrated its safety with no SAEs from the completed Phase I and Phase II studies.
- **Efficacy assessment:** Demonstrated its efficacy for treating Major Depressive Disorder (MDD) patients from the Phase II clinical studies.
- **Stability at least 36 months** post encapsulation

14

Outcomes cannot be guaranteed; Past results are not guarantees of future results
Summary Highlights are based on internally generated data

SAEs: Serious Adverse Events

ABV-1504 Completed Phase I Highlights

ABVC BIOPHARMA

Key Takeaways

- The oral administration of ABV-1504 Capsules in healthy volunteers was safe and well-tolerated for doses from 380 mg to 3,800 mg
- No subject had serious adverse event and no subject discontinued due to adverse event

Phase of Development	Phase I
Investigational product	**ABV-1504 (PDC-1421 capsule, extract of *Radix Polygalae*)**
Unit dose	**380 mg**
Mode of administration	**Oral**
Study title	**A Dose Escalation Phase I Study of PDC-1421 Capsule to Evaluate the Safety in Health Volunteers**
Administrated units	**1,3, 6, 10 capsules, Once daily after meal**
Number of subjects	**30 evaluated**
Center	**Taipei Veterans General Hospital (TVGA)**

15

Outcomes cannot be guaranteed; Past results are not guarantees of future results

ABV-1504 Completed Phase II Highlights

ABVC BIOPHARMA

Key Takeaways

- The High-Dose group (760 mg TID) of ABV-1504 **demonstrated a clinically meaningful score in MADRS compared to the Placebo group.**
- Compared with prior approved Fluoxetine(Prozac) antidepressant, **ABV-1504 High-Dose demonstrated a much better MADRS score (4.1-point reduction) from Placebo group** than that of Fluoxetine (2.3-point reduction).
- Treatment of ABV-1504 did not increase any risks in terms of vital signs, physical exams, suicidal ideation, and suicidal behavior during treatment and follow-up period.
- No severe adverse events (SAEs) occurred.
- Demonstrated ABV-1504 was safe and well-tolerated for further clinical advancement.



Efficacy Results (Part II) MADRS Net Change - ITT
Week 0
Week 2
Week 4
Week 6
40
30
20
10
0
-10
-20
29.43
27.47
28.55
Mean baseline MADRS
-7.38
-6.42
-5.45
-10.81
-7.63
-8.70
-13.19
-9.21
-9.20
Two ABV-1504 Capsules TID (n=21)
One ABV-1504 Capsule TID (n=19)
Placebo TID (n=20)



Efficacy Results (Part II) MADRS Net Change
Approved Antidepressants*
20
0
-20
29.0
31.4
33.4
32.7
26.9
37.4
Baseline MADRS Score
LS Mean Change from Baseline
-13.2
-15.3
-15.6
-16.7
-8.0
-18.6
Placebo-subtracted Difference
-4.0
-3.8
-4.0
-5.0
-2.3
-3.7
ABV-1504 High Dose (6 wks)
Vilazodone (8 wks)
Levomilnacipra (8 wks)
Vortioxetine (6-8 wks)
Brexpiprazole (6 wks)
Esketamine + AD (4 wks)

16

MADRS: Montgomery–Åsberg Depression Rating Scale
TID: Three times daily

*Values taken as the median of ranges collected, see appendix for detailed data ranges
Outcomes cannot be guaranteed; Past results are not guarantees of future results

ABV-1504 Phase III Clinical Plan

ABVC BIOPHARMA

Plans to initiate after the end of Phase II meeting with the FDA expected in 2023

Key Inclusion Criteria

- Outpatient adults 18-75 years old
- Met criteria for MDD without psychotic features as defined by the Diagnostic and Statistical Manual of Mental Disorders, Fourth Edition Test Revision (DSM-IV-TR)
- 17-item HAM-D total score ≥ 20 and CGI total score ≥ 4

Multi-National, Randomized (1:1:1), Double Blind Study n=60

- Participants to receive one 380mg ABV-1504 capsule and one placebo three times / day (TID)
- Participants to receive two 380mg ABV-1504 capsule three times / day (TID)
- Participants to receive two placebo capsules three times / day (TID)

Primary Endpoint

Change from Baseline to Week 8 on the MADRS (Montgomery-Asberg Depression Rating Scale) total score

Key Secondary Endpoints

1. HAM-D-17, CGI, SDS, and HAM-A change from baseline to Week 2, 6 and 8)
2. Percentage of responders (defined as ≥ 50% decrease from baseline in total score) in MADRS by Week 6 and 8
3. Percentage of participants in MADRS remission at Week 6 and 8 (remission defined as MADRS total Score ≤ 10)



Plant-derived treatments may be more attractive to patients with depression, who may be hesitant to take pharmaceuticals.

-Charles DeBattista, MD
Professor of Psychiatry and Behavioral Sciences, Stanford University

17

MADRS: Montgomery-Asberg Depression Rating Scale
HAM-D-17: Hamilton Rating Scale for Depression
CGI: Clinical Global Impression
SDS: Sheehan Disability Scale
HAM-A: Hamilton Rating Scale for Anxiety
Outcomes cannot be guaranteed; Past results are not guarantees of future results

18 ABV - 150 5 : Innov a tive Bota n ical Asset for ADHD • AB V - 1 50 5 ( P D C - 1 4 21 capsule ) is a singl e - herb botanical drug extract from the dry root of Polygala tenuifolia Willd • Safety assessment: Demonstrated its safety with no SAEs from the completed Ph ase I and Phase II ( Par t I) cli nical studies. • Efficacy assessment: Demonstrated its e ff icacy f or tr e at i ng AD HD pati e nt s f r om the comple ted Phase II clini c a l studies (Part I). • IP Protection: Global patent granted incl udin g US, EU a nd Asian coun t r i es . IP - Protected Process Raw Materials (dry roots of Yuan Zhi) Extraction Purification Isolation Encapsulation No methylation process required 1 2 3 4 5 ABV - 1505 Summary Highlights Outcomes cannot be guaranteed; Past results are not guarantees of future results S ummary H i g h l i g h t s are b a se d on i n t e rna l l y ge ne r a t e d d a t a

19 - 1 2 .8 - 10. 5 - 15 .2 - 5.2 - 8 .8 - 6 .0 - 7.2 - 10. 5 - 10. 5 - 1.2 - 3 .7 - 4.8 - 14 - 1 8 .8 - 17.7 - 2 5 .7 0 - 5 - 10 - 15 - 20 - 25 - 3 0 0 3 4 Week 5 L o w - d o s e treat m ent 1 2 - 14.2 - 24.7 High - dose treatment 6 7 8 Mean c ha n ge from basel i ne ABV - 1505 Completed Ph a se IIa in Ad u lts with AD H D 1 • Mean change of ADHD - RS - IV Score from baseline to 8 weeks treatment were: • 8 3 .3% (5/6) s u bj e c t s i n t h e I TT p o p u l a ti o n and 8 0% (4 /5) s u bj e c t s i n t h e PP p o p u l a ti o n ac h iev e d an impr ov e m e n t of 4 0 % or g r eat er in ADHD R a t i n g S c al e (Pr i m a ry E n dp o i n t). • Mean change in CAARS - S:S from baseline to 8 weeks treatment were: • - 1 0 .8 and - 1 5 .2 (p =. 0 3 1 3) in t h e ITT population • - 1 0 .6 and - 14 .0 (p =. 0 6 2 5) in t h e PP pop u lat ion • N o seve r e a d ve r se even t s ( S A E s ) or d ea t hs oc c ur re d . Key Takeaways PP : P e r - P ro t oc ol P opu l a t i on I TT : I n t e n t i on - t o - T re a t Pop u l a t i on ITT Population Mean Change of ADHD - RS - IV Score from Baseline ADHD - RS - IV: ADHD Rating Scale - Investigator Rated CAARS:S - S: Conners’ Adult Attention - Deficit/Hyperactivity Disorder (ADHD) Rating Scale – Self Report: Short Version ITT Population Mean Change of CAARS:S - S Score from Baseline Legend Hyperactivity - impulsivity subscale Inattention Subscale T o t a l S c a l e Legend Impulsivity subscale I n a t t en t i on / Mem or y Sub s c a l e AD HD I n d ex Sub s c a l e Hy p er a c ti v i ty Sub s c a l e Self - Concept subscale *P<0 . 05 - 5 .7 - 1 2 .2 - 3 .2 - 10. 8 - 10. 3 - 15 .2 - 5 .7 - 6.2 0.5 - 1.5 - 1.8 - 2.3 - 4.5 1.7 - 0 .2 - 0.3 - 4.2 - 4 - 8 .7 - 8 .2 - 10 - 3 .3 - 5 .2 - 7.8 - 8 - 4.7 - 5.2 - 10.5 - 10. 8 4 2 0 - 2 - 4 - 6 - 8 - 10 - 12 - 14 - 16 - 18 0 1 2 3 4 Week 5 6 7 8 Mean c ha n ge from basel i ne L o w - d o s e treatment H i g h - d o s e treatment - 11.2 * * * * * Ou t c o m e s c a nnot b e g u a ra n t ee d ; P a st results are not guarantees of future results 1. ABVC BioPharma Presents ABV - 1505 Phase IIa Results at APSARD 2023

ABV-1505 Phase IIb Clinical Plan

Initiated April 2022, expected to be completed by end of 2023

The study will enroll 69 subjects initially. After 8 weeks, an interim analysis will be conducted to determine if it is necessary to enroll an additional 30 subjects

Key Inclusion Criteria

- Ability to discontinue use of psychotropic medications for the treatment of ADHD symptoms at screening
- Meet operational criteria for Adult ADHD according to the Diagnostic and Statistical Manual of Mental Disorders, 5th edition (DSM-5)
- Total score of 28 or higher of ADHD Rating Scale-Investigator Rated (ADHD-RS-IV)
- Have moderate or severe symptoms of ADHD with a score of 4 or higher in Clinical Global Impression-Severity (CGI-S) at screening

Multi-center, Randomized (1:1:1), Double-Blind, Placebo-controlled (n=99)

Participants to receive one 380mg ABV-1504 capsule and one placebo three times / day (TID)

Participants to receive one 380mg ABV-1504 capsule and one placebo three times / day (TID)

Participants to receive one 380mg ABV-1504 capsule and one placebo three times / day (TID)

Primary Endpoint

Improvement of 40% or more in ADHD Rating Scale-Investigator Rated (ADHD-RS-IV) from baseline to 8 weeks

Key Secondary Endpoints

1. Safety and incidence of Adverse Events and Serious Adverse Events
2. Symptom Remission in ADHD-RS-IV total score ≤ 18 up to 8 weeks
3. Change from baseline in ADHD-RS-IV, CAARS-S:S and E-SCT score up to 8 weeks
4. CGI-I score of 2 or lower up to 8 weeks treatment



*Based on its well-tolerated safety profile and preliminary efficacy shown in Phase IIa study, ABV-1505 has promise as a treatment for ADHD.**

-Keith McBurnett, PhD
Professor of Psychiatry at UCSF, San Francisco

*As stated at the 2023 Conference of the American Professional Society of ADHD and Related Disorders (APSARD) Poster Session

ADHD-RS-IV: ADHD Rating Scale-Investigator Rated
CAARS-S:S: Conners' Adult ADHD Rating Scale – Self Report
CGI: Clinical Global Impression
E-SCT: Empirical-Sluggish Cognitive Tempo
CGI-I: Clinical Global Impression - Improvement
Outcomes cannot be guaranteed; Past results are not guarantees of future results

20

ABV-1601 Phase I Clinical Plan

Initiated April 2022, expected to be completed by end of 2023

ABVC BIOPHARMA

Key Inclusion Criteria

- Confirmed diagnosis of Stage I, II, or III cancer & Histologically-proven malignancy
- Receiving or within one year of receiving cancer treatment with radiation and/or chemotherapy
- Montgomery-Åsberg Depression Rating Scale (MADRS) ≥ 20 (moderate to severe depressive symptoms)
- Duration of depressive symptoms ≥ 2 weeks by patient report.
- No active/acute suicidality requiring immediate care or psychiatric hospitalization

Single-Center, Open-Label Study (n=12)

6 participants to receive one ABV-1601 capsule three times / day (TID) for 28 days

6 participants to receive two ABV-1601 capsules three times / day (TID) for 28 days

Dose escalation

One ABV-1601 (PDC-1421) Capsule TID

Two ABV-1601 (PDC-1421) Capsules TID

Week 1 *Week 2* *Week 3* *Week 4*

Primary Endpoint

Safety, AE's, and SAE's related to ABV-1601

Score on the Therapeutic Effect subscale of the CGI Efficacy Index

Score on the Side Effects subscale of the CGI Efficacy Index

Score on FIBSER questionnaire C-SSRS rating scale

Key Secondary Endpoints

1. Change in MADRS total score and HADS total score from baseline to Week 1-5



Scott Irwin, MD, Ph.D., and the lead investigator of this study are continuing to work towards understanding the safety of ABV-1601 at similar doses in several other studies.

-Scott Irwin, MD, PhD

Professor of Psychiatry & Behavioral Neurosciences, Cedar-Sinai

21

AE's: Adverse Events
SAEs: Serious Adverse Events

CGI: Clinical Global Impression
CSSRS: Columbia-Suicide Severity Rating Scale

MADRS: Montgomery-Asberg Depression Rating Scale
HADS: Hospital Anxiety and Depression Scale

Outcomes cannot be guaranteed; Past results are not guarantees of future results

Early-Stage Oncology Pipeline Overview

ABVC BIOPHARMA

Maitake API Overview: BLEX 404

- The API of our early-stage oncology portfolio is **BLEX 404, a beta-glucan characterized by a beta-1,6-linked glucose core** with beta-1,3-linked glucose branches and beta-1,3-linked glucose core with beta-1,6-linked glucose branches
- The drug substance, **BLEX 404 used for the study is the MD-fraction of *Grifola frondosa*, extracted and fractionated from mycelia and fruit bodies of Maitake mushroom.**
- The drug product BLEX 404 is formulated into an oral liquid dosage form (40 mg/mL of BLEX 404).



Maitake Mushroom Extracts
Enhancement of Anti-Tumor Effects[1]
Cancer Cells
Hep3B
HepG2
HeLa
CL 1-1
SGC-7901
↑ Apoptosis
↓ Proliferation
Immune Cells
NK Cells (IL-12) ↑
Macrophages ↑
T-cells ↑
Clinical Studies
↓ Metastatic Progress
↓ Tumor marker expression
↑ NK cell activity

1. Effect of Maitake (*Grifola frondosa*) D-Fraction on the activation of NK cells in cancer patients
API: Active Pharmaceutical Ingredient

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23 Earl y - Sta g e Onc o logy Pipeline Overview (Cont.) Amelioration of chemotherapeutic side - effects 1 External Research Demonstrating Improved Cancer Symptoms with Maitake Mushroom 1 Nonrandomized clinical trial with Maitake D - Fraction 22 – 57 - year - old cancer patients (Stage II - IV cancers) 1. National Library of Medicine: Can Maitake MD - Fraction Aid Cancer Patients C a nce r r e gr e ssion or significant symptom improvement < 1 0 - 2 0 % Improvement 5 8. 3 % L iv er c a ncer p a ti en t s ( 1 1 /1 6 ) 68.8% Breast cancer patients (7/12) 6 2 . 5 % L ung cance r pati e nt s ( 5 /8 ) Leukemia patients S t o mach cance r pati e nts Brain cancer patients

ABVC BIOPHARMA

Near-Term Milestones & Use of Proceeds

<table>
<tr><th>Asset</th><th>Indication</th><th>1H 2023</th><th>2H 2023</th><th>1H 2024</th><th>2H 2024</th></tr>
<tr><td>Vitargus® (ABV-1701)</td><td>Vitreous Replacement</td><td colspan="3">Completion of Phase II Study</td><td>Planning Phase III</td></tr>
<tr><td>ABV-1504</td><td>Major Depressive Disorder (MDD)</td><td>IP Granted</td><td>Completion End-of-Phase II Meeting</td><td colspan="2">Planning Phase III</td></tr>
<tr><td>ABV-1505</td><td>Attention-Deficit/Hyperactivity Disorder (ADHD)</td><td colspan="2">Completion Phase IIb Study</td><td>IP Granted</td><td>Completion End-of-Phase II Meeting</td></tr>
<tr><td>ABV-1601</td><td>Depression in Cancer Patients</td><td colspan="2">Completion Phase I Study</td><td colspan="2">Completion Phase II Study</td></tr>
<tr><td colspan="2">Projected Cash Burn</td><td>~$2.2M</td><td>~$2.4M</td><td>~$2.7M</td><td>~$3M</td></tr>
</table>

Multiple near-term clinical catalysts expected by the end of 2023

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Outcomes cannot be guaranteed; Past results are not guarantees of future results

N A SD A Q: ABVC Howard Doong 44370 Old Warm Springs Blvd. Fr e m ont, California 9 4 5 38 Of f ice: (51 0 ) 6 6 8 - 088 1 howard.doong@ambrivis.com Investor Relations Contact: Tom M a sterson (6 4 6) 57 3 - 3 2 16 tmasterson@allelecomms.com

26 Mechanism of Action: P D C - 1421 PDC - 1421 is the active pharmaceutical ingredient in ABV - 1504, - 1505, and - 1601 Tetrabenazine (TBZ) - induced Hypothermia Model (de p re s si o n a n i mal m o d el )* - 2 0 0 20 40 60 80 1 0 0 60 min after TBZ 90 min after TBZ 120 min after TBZ PDC - 1421 ( 10mg/kg) PDC - 1421 ( 3 0mg/kg) PDC - 1421 ( 1 00mg/kg) PDC - 1421 ( 3 00 mg/kg) I m i p r a m i n e ( 3 mg/kg) * The inhibition by ≧ 50% is considered as significant response. Imipramine served as a positive control. IC 50 ( μ g / m L) A s sa y N am e 1.6 Norepinephrine Transporter 76.4 Dop a m i ne Tr a nspo r t er > 300 Se r o t on i n Tr a nspo r t er DA T : Do p a m i ne tr a n s p or ter SE R T: Ser o t o n i n tr a n s p or ter N E T: N or ep i ne p hr i ne tr a n s p or ter PDC - 1421 is a norepinephrine reuptake inhibitor, demonstrating a significant response at 100mg/kg and 300mg/kg doses in a preclinical depression animal model The unique properties and known Mechanism of Action (MOA) of PDC - 1421 enable us to expand to different indications, such as MDD, ADHD, and depression in cancer patients % i nh ib i t i on i n b ody tem p er a tu r e decreased PD C - 1 4 2 1 1 0 u g / ml Outcomes cannot be guaranteed; Past results are not guarantees of future results

27 ABV - 1504 Ph a se IIb D a ta • T h e H i g h - dose g r oup (7 6 0 mg T I D) ofA B V - 1 50 4 d e m on s t r a ted a cli n ic a l l y me anin g ful s c or e in M AD RS c o m p a r e d t o Placebo group. • Compared with prior approved Fluoxetine(Prozac) antidepressant, ABV - 1 5 04 H i gh - Do s e de m o n s t r a t e d a m uc h bet t e r MAD RS s c or e (4. 1 - p o int r ed uc t ion ) from Placebo group than that of Fluoxetine (2 . 3 - poi nt r educ t i on) . • Trea t m en t o f AB V - 1 504 did not i nc r ease any risks in terms of vital signs, physical exa m s, su i c i dal i dea t i o n , an d su i c i dal beh av i o r du r i n g t r ea t m en t an d fol l o w - up period. • No severe adverse events (SAEs) occurred. • De m o n s t r a t ed AB V - 1 504 w as sa f e and wel l - t ol e r a t ed for fu r t her c l i ni cal advancement. Key Takeaways Placebo - s u b tr a c t ed Difference LS M e a n Ch a n g e f r om Baseline Baseline M ADRS Sco r e Treatment Period Compound Indication - 4.0 - 13.2 28.6 t o 29.4 6 wks A B V - 1504 H i g h D o s e ( P DC - 1421) MDD - 2 . 5 t o - 5.1 - 1 2 . 9 t o - 1 7. 6 3 0.7 t o 3 2 . 0 8 wk s Vilazodone (VIIBRYD®) MDD - 3 . 1 t o - 4.9 - 1 4.4 t o - 16 . 8 30 . 7 t o 3 6 . 1 8 wks Le v omilna c i p r a (FETZIMA®) MDD - 2.8 t o - 7 . 1 - 1 3 . 0 t o - 20 . 4 3 1 . 2 t o 34 . 1 6 - 8 wks Vortioxetine (TRINTELL I X ®) MDD - 1 . 3 t o - 3.2 - 7. 6 t o - 8 . 4 2 6 . 5 t o 2 7. 3 6 wk s Brexpiprazole (REXULTI®) Adjunctive MDD - 3 . 2 t o - 4.1 - 1 8 . 2 t o - 1 8 . 9 3 7 . 0 t o 3 7 . 8 4 wks Es k e t amine + AD (SPRAVATO®) TRD Outcomes cannot be guaranteed; Past results are not guarantees of future results